STOCK EXCHANGE AGREEMENT

This Stock Exchange Agreement dated August 15, 2006 (the “Agreement”) is effective as of the Effective Date (as defined below) by and between Broadcast International, Inc., a Utah corporation (“Broadcast”) and Sun Media Investment Holdings Ltd., a British Virgin Islands corporation (“Sun Media”).

BACKGROUND

WHEREAS, the Parties desire to effect an exchange of equity securities in each other to promote cooperation in pursuing joint business opportunities and to be able to share in the relative success of each Party through such equity participation.

AGREEMENT

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.

1.01 ISSUANCE OF BROADCAST SHARES.  In consideration for Sun Media entering into this Agreement, Broadcast hereby issues to Sun Media 3,000,000 restricted shares of Broadcast’s Common Stock, par value $0.05 per share (the “Broadcast Shares”).  Broadcast shall deliver a stock certificate representing the Broadcast Shares to Sun Media within twenty (20) days of the Effective Date.  Broadcast will authorize and reserve, free of preemptive rights and other similar contractual rights of shareholders, a sufficient number of its authorized but unissued shares of its Common Stock for the issuance of the Broadcast Shares to Sun Media.

1.02  BOARD REPRESENTATION.  Broadcast agrees that in consideration of this Agreement, that it will nominate  Dr. Bruno Wu to join the Broadcast Board of Directors.  Immediately after the Effective Date, Dr. Wu shall be appointed to serve on the Board of Directors.  Each year thereafter for a period of three years, Dr. Wu shall be included with the Board of Directors’ slate of directors, which is to stand for election at Broadcast’s next annual shareholder meeting.

SECTION 2.

TRANSFER OF SUN MEDIA SHARES.   In consideration for Broadcast entering into this Agreement, Sun Media hereby transfers to Broadcast 1,515,544 restricted shares of Common Stock , par value $0.05 per share, in the capital of Sun New Media Inc., a Minnesota corporation traded on OTCBB (the “Sun Media Shares”).  Sun Media shall deliver a stock certificate representing the Sun Media Shares to Broadcast within twenty (20) days of the Effective Date.

SECTION 3

CONDITIONS PRECEDENT AND DELIVERABLES

The Parties shall procure the approval of  Sun Media’s Board of Directors being obtained for (i) Sun Media’s entry into this Agreement;  (ii) the transaction contemplated under this Agreement; and(iii) the transfer of Sun Media Shares hereunder(the “Sun Media Board Approvals”). Unless specifically waived by Sun Media, if any of the Sun Media Board Approvals shall not be obtained on or before September 1st, 2006 or not waived in writing by a duly authorized representative of Sun Media by September 1st, 2006, this Agreement shall ipso facto cease and determine and none of the Parties shall have any claim against the other for costs, damages, compensation or otherwise, save for any claim arising from an antecedent breach of this Agreement. The Parties’ obligation of confidentiality shall survive the termination of this Agreement.

Broadcast has delivered to Sun Media each of the following documents, the delivery of each of which is a condition to Sun Media’s obligations under this Agreement:

(a)

a copy of the  License Agreement regarding YL Studio Technologies executed by Broadcast;  Provided, however, in the event the License Agreement is not consummated for any reason, such failure to finalize the licensing relationship shall not constitute a breach of this Agreement.

(b)        a copy of the License Agreement regarding IPTV Platform Technology executed by Broadcast; Provided, however, in the event the License Agreement is not consummated for any reason, such failure to finalize the purchase referred to therein shall not constitute a breach of this Agreement.

(c)         a copy of the Stock Purchase Agreement executed by Broadcast; Provided, however, in the event the Sale and Purchase Agreement is not consummated for any reason, such failure to finalize the purchase referred to therein shall not constitute a breach of this Agreement.

(d)       a certificate executed by an officer of Broadcast certifying that the representations and warranties of Broadcast are true and correct and that all actions required to be taken by  Broadcast prior to the Effective Date have been or will be taken;

(e)

a copy of the resolutions of the Board authorizing the execution and performance of this Agreement;

(f)

a copy of the Broadcast’s current bylaws;

(g)

a copy of the Broadcast’s current articles of incorporation;

(h)

a copy of the stock certificate representing the Broadcast Shares to be issued to Sun Media on the Effective Date;

(h)

a lock-up agreement executed by an officer of Broadcast  in the form attached hereto as Exhibit A; and

(i)

a copy of the Subscription Agreement executed by Broadcast.

Sun Media has delivered to the Broadcast each of the following documents, the delivery of which is a condition to the Broadcast’s obligations under this Agreement:

(i)

a certificate executed by an officer of Sun Media certifying that the representations and warranties of Sun Media are true and correct and that all actions required to be taken by  Sun Media prior to the Effective Date have been or will be taken;

(ii)

a copy of the resolutions of the Board authorizing the execution and performance of this Agreement;

(iii)

a copy of the Sun New Media’s current bylaws;

(iv)

a copy of the Sun New Media’s current articles of incorporation;

(v)

a copy of the stock certificate representing the Sun Media Shares to be issued to Broadcast on the Effective Date;

(vi)

a lock-up agreement executed by an officer of Sun Media in the form attached hereto as Exhibit B; and

(vii)

a copy of the Subscription Agreement executed by Sun Media.

SECTION 4.

REPRESENTATIONS AND WARRANTIES OF BROADCAST.   Broadcast hereby represents and warrants to Sun Media, except as disclosed in  Broadcast’s annual report on Form 10-KSB for the fiscal year ended December 31, 2005(the “Form 10-KSB”), its quarterly report on Form 10-Q for the fiscal quarter ended March 31, 2006 ( “Form 10-Q”),  current reports on Form 8-K dated during calendar year 2005 filed by Broadcast with the Securities and Exchange Commission  (the “Commission”) (the Form 10-KSB, the Form 10-Q and the registration statement filed on Form S-1, reports, proxy statements and amendments thereto, the “SEC Documents”), as follows:

4.1

Organization and Qualification.  Broadcast is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and Broadcast is qualified to do business as a foreign corporation in each jurisdiction in which qualification is required, except where the failure to so qualify would not individually or in the aggregate have a material adverse effect on, or a material adverse change in, or a group of such effects on or changes in, the business, operations, financial condition, results of operations, prospects, assets or liabilities (a “Material Adverse Effect”) on Broadcast or its Subsidiaries.

4.2

Subsidiaries.  As of the date hereof, Broadcast wholly-owns or has a greater than fifty percent (50%) ownership interest in the following subsidiaries: BI Acquisitions, Inc., a Utah corporation, and Interact Digital Devices, Inc., a California corporation (the “Subsidiaries”).  The Subsidiaries are corporations duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and the Subsidiaries are qualified to do business as a foreign corporation in each jurisdiction in which qualification is required, except where the failure to so qualify would not individually or in the aggregate have a Material Adverse Effect on Broadcast or the Subsidiary.

4.3

Authorized and Outstanding Capital Stock.  Broadcast has authorized the issuance of 40,000,000 shares of Common Stock, $0.05 par value per share, of which approximately 24,048,275 shares are issued and outstanding as of April 26, 2006.  All shares of Common Stock have been duly authorized, have been validly issued, are fully paid and nonassessable and are free of any liens or encumbrances.  Except as disclosed in the SEC Documents, there are no authorized or outstanding capital stock, options, warrants, preemptive rights, rights of first refusal or other rights to purchase any capital stock of  Broadcast or any equity or debt securities convertible into or exchangeable or exercisable for capital stock of Broadcast.

4.4

Issuance and Delivery of the Broadcast Shares .  The issuance of the Broadcast Shares has been duly authorized.  The Broadcast Shares  are duly authorized, validly issued, fully paid and nonassessable.  No preemptive rights or other rights to subscribe for or purchase exists with respect to the issuance of the Shares.  No further approval or authority of the shareholders or the Board is required for the issuance of the Shares.  The offer and issuance of the Shares and the Option is in compliance with the Securities Act of 1933, as amended (the “Securities Act”) and all rules and regulations promulgated thereunder and all state securities laws, regulations and requirements.

4.5

Due Execution, Delivery and Performance of the Agreements.  Broadcast has full legal right, corporate power and authority to carry on its business as presently conducted and enter into this Agreement and to perform the transactions contemplated hereby.  The Subsidiaries have full legal right, corporate power and authority to carry on their business as presently conducted.  This Agreement has been duly authorized, executed and delivered by Broadcast.  The execution, delivery and performance of this Agreement by Broadcast and the consummation of the transactions herein contemplated will not violate any provision of the organizational documents of Broadcast or the Subsidiaries and will not result in the creation of any lien, charge, security interest or encumbrance upon any assets or property of Broadcast or the Subsidiaries pursuant to the terms or provisions of, or will not conflict with, result in the breach or violation of, or constitute, either by itself or upon notice or the passage of time or both, a default under any agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which Broadcast or the Subsidiaries are a party or by which Broadcast or the Subsidiaries or any of their assets or properties may be bound or affected, including, without limitation, any contract listed in the SEC Documents (as defined below), or any statute or any authorization, judgment, decree, order, rule or regulation of any court or any regulatory body, administrative agency or other domestic or international governmental body applicable to  Broadcast or the Subsidiaries or any of their properties.  No consent, approval, authorization or other order of or registration, qualification, designation, declaration or filing with any court, regulatory body, administrative agency or other governmental body is required for the execution, delivery and performance of this Agreement or the consummation by Broadcast of the transactions contemplated hereby, except for compliance with the Blue Sky laws of any state of the United States and United States federal securities laws applicable to the issuance of the Broadcast Shares.  Assuming the valid execution hereof by Sun Media, this Agreement will constitute the legal, valid and binding obligation of the Broadcast, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of  Broadcast in Section 10.4 hereof may be legally unenforceable.

4.6

No Actions or Violations.  There is no legal or governmental actions, suits, arbitrations, investigation or proceeding (each, an “Action”) pending or, to Broadcast’s knowledge, threatened to which Broadcast or the Subsidiaries are or may be a party (a) which seeks to prevent or restrain the transactions contemplated by this Agreement or to recover damages as a result of the consummation of such transactions or (b) which is reasonably likely to have a Material Adverse Effect on Broadcast or the Subsidiaries.  Neither Broadcast nor the Subsidiaries are subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality.  No Action by  Broadcast or the Subsidiaries is currently pending, nor does Broadcast or the Subsidiaries intend to initiate any Action, that is reasonably likely to have a Material Adverse Effect on Broadcast.  Broadcast is not in violation of any term of its articles of incorporation, as amended, or bylaws, as amended.

4.7

Investment Company.  Broadcast is not an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for an investment company, within the meaning of the Investment Company Act of 1940, as amended.

4.8

 Registration Rights.  Except as disclosed on Schedule 4.8, no shareholder of Broadcast has or will have any right to  request or require Broadcast to register the sale of any shares owned by such shareholder under the Securities Act.

4.9

Books and Records.  The books, records and accounts of Broadcast and the Subsidiaries accurately and fairly reflect, in reasonable detail, the transactions in, and dispositions of, the assets of, and the results of operations of, Broadcast and the Subsidiaries, respectively, all to the extent required by generally accepted accounting principles. Broadcast and the Subsidiaries each maintain a system of internal accounting controls sufficient to provide reasonable assurances that (a) transactions are executed in accordance with management’s general or specific authorizations, (b) transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain asset accountability, (c) access to assets is permitted only in accordance with management’s general or specific authorization and (d) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

4.10

SEC Documents.

(a)

Reports.  Broadcast has furnished to Sun Media prior to the date hereof copies of its SEC Documents.  Each of the SEC Documents, as of the Effective Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.  Neither Broadcast nor the Subsidiaries is a party to any material contract, agreement or other arrangement that was required to have been filed as an exhibit with the Commission that was not so filed.

(b)

Financial Statements.  Broadcast has provided Sun Media with copies of its audited financial statements (the “Audited Financial Statements”) for the fiscal year ended December 31, 2005, and its unaudited financial statements for the three (3)-month period ended March 31, 2006 (the “Balance Sheet Date”).  Since the Balance Sheet Date,  Broadcast has duly filed with the Commission all SEC Documents required to be filed by it under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the Securities Act.  The audited and unaudited consolidated financial statements of the Broadcast included in the SEC Documents filed prior to the Effective Date fairly present, in conformity with United States generally accepted accounting principles (“GAAP”) (except as otherwise permitted by Form 10-Q) applied on a consistent basis (except as may be indicated in the notes thereto), the consolidated financial position of Broadcast as at the dates thereof and the consolidated results of its operations and cash flows for the periods then ended (subject to normal year-end audit adjustments in the case of unaudited interim financial statements).

4.11

Absence of Certain Changes Since Balance Sheet Date.  Since the Balance Sheet Date or as disclosed in the SEC Documents, the business and operations of Broadcast and the Subsidiaries have been conducted in the ordinary course consistent with past practice, and there has not been:

(a)

any declaration, setting aside or payment of any dividend or other distribution of the assets of the Broadcast or the Subsidiary with respect to any shares of its capital stock or any repurchase, redemption or other acquisition by the Broadcast or the Subsidiary of any outstanding shares of the Broadcast’s or the Subsidiary’s capital stock;

(b)

any damage, destruction or loss, whether or not covered by insurance, except for such occurrences that have not resulted, and are not expect to result, in a Material Adverse Effect on Broadcast or the Subsidiaries;

(c)

any waiver by Broadcast or the Subsidiaries of a valuable right or of a material debt owed to it, except for such waivers that have not resulted, and are not expected to result, individually or in the aggregate, in a Material Adverse Effect on Broadcast or the Subsidiaries;

(d)

any material change or amendment to, or any waiver of any material rights under a material contract or other arrangement, including, without limitation, any supply or service contract, or the termination of any such contract or arrangement, to which Broadcast or the Subsidiaries is a party or by which Broadcast, the Subsidiaries or any of Broadcast’s or the

Subsidiaries’ assets or properties is bound or subject, except for changes, amendments or waivers that are expressly provided for or disclosed in this Agreement or that have not resulted, and are not expected to result, individually or in the aggregate, in a Material Adverse Effect on  Broadcast or the Subsidiaries;

(e)

any change by Broadcast or the Subsidiaries in its accounting principles, methods or practices or in the manner in which it keeps its accounting books and records, except any such change required by a change in GAAP; or

(f)

any other event or condition of any character, except for such events and conditions that have not resulted, and are not expected to result, individually or in the aggregate, in a Material Adverse Effect on Broadcast or the Subsidiaries.

4.12

Intellectual Property

(a)

Ownership or Right to Use.  Broadcast has sole title to and owns, or is licensed or otherwise possesses legally enforceable right to use, all patents or patent applications, software, know-how, registered or unregistered trademarks and service marks and any applications therefore, registered or unregistered copyrights, trade names, and any applications therefore, trade secrets or other confidential or proprietary information (the “Intellectual Property”) necessary to enable Broadcast and the Subsidiaries to carry on its business as currently conducted, except where any deficiency, or group of deficiencies, therein would not have a Material Adverse Effect on Broadcast or the Subsidiaries.  Broadcast covenants that it will, and that it will cause the Subsidiaries to, where Broadcast in the exercise of reasonable judgment deems it appropriate, use reasonable business efforts to seek copyright and patent registration, and other appropriate intellectual property protection, for the Intellectual Property of  Broadcast and the Subsidiaries.

(b)

Licenses; Other Agreements.  Neither Broadcast nor the Subsidiaries is subject to any exclusive license (whether such exclusivity is temporary or permanent) to any material portion of the Intellectual Property of Broadcast or the Subsidiaries.  Neither  Broadcast nor the Subsidiaries is obligated to pay any royalties or other payments to third parties with respect to the marketing, sale, distribution, manufacture, license or use of any Intellectual Property, except as it may be so obligated in the ordinary course of its business, as disclosed in the SEC Documents or where the aggregate amount of such payments could not reasonably be expected to be material.

(c)

No Infringement.  Neither Broadcast nor the Subsidiaries has violated or infringed, nor is currently violating or infringing, and neither Broadcast nor the Subsidiaries has received any communication alleging that it has violated or infringed, any Intellectual Property of any other individual or entity, to the extent that any such violation or infringement, either individually or together with all other such violations and infringements, would have a Material Adverse Effect on  Broadcast or the Subsidiaries.

4.13

Title to Property and Assets.  Broadcast and the Subsidiaries each have all requisite corporate power and authority to own or lease its assets and other properties.  The material properties and assets of  Broadcast and the Subsidiaries are owned by  Broadcast and the Subsidiaries free and clear of all mortgages, deeds of trust, liens, charges, encumbrances and security interests except for statutory liens for the payment of current taxes that are not yet delinquent and liens, encumbrances and security interests that arise in the ordinary course of business and do not affect such properties and assets of Broadcast and the Subsidiaries.  With respect to leased property and assets, Broadcast and the Subsidiaries are each in compliance with such leases in all material respects.

4.14

Tax Matters.  Except as set forth in the SEC Documents, Broadcast and the Subsidiaries have filed all material tax returns required to be filed, which returns are true, complete and correct in all material respects, and neither Broadcast nor the Subsidiaries is in default in the payment of such taxes, including penalties and interest, assessments, fees and other charges, shown thereon due or otherwise assessed, other than those being contested in good faith and for which adequate reserves have been provided or those currently payable without interest that were payable pursuant to such returns or any assessments with respect thereto.

4.15

Investment Intent.  Broadcast is acquiring the Sun Media Shares, in the ordinary course of its business and for its own account for investment only and with no present intention of distributing any of the Sun Media Shares or entering into any arrangement or understanding with any other person regarding the distribution of the Sun Media Shares.

4.16

Accredited Investor.  Broadcast is an “accredited investor,” as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act.

4.17

Restrictions on Transfer.  Broadcast acknowledges and understands that the Sun Media Shares, unless registered, constitute “restricted securities” under the Securities Act and may only be sold, offered, transferred, pledge or hypothecated in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Broadcast’s investment intent as expressed herein or pursuant to an effective registration statement under the Securities Act.  Broadcast understands and agrees that Sun Media shall cause the legend set forth below or a legend substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Sun Media Shares together with any other legends that may be required by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE SECURITIES ACT OR SUCH APPLICABLE STATE SECURITIES LAWS, SUCH OFFER, SALE, TRANSFER, PLEDGE OR HYPOTHECATION IS PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS OR, IN THE OPINION OF COUNSEL, SUCH

OFFER, SALE, TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

4.18

Sole Representations and Warranties.  Except for the representations and warranties contained in this Section 4, Broadcast makes no representation or warranty to Sun Media, express or implied, in connection with the transactions contemplated by this Agreement.

SECTION 5.

REPRESENTATIONS AND WARRANTIES OF SUN MEDIA.

Sun Media hereby represents and warrants to Broadcast, except as disclosed in  Sun New Media’s annual report on Form 10-KSB for the fiscal year ended December 31, 2005 (the “ Sun Form 10-K”), its quarterly report on Form 10-Q for the fiscal quarter ended March 31, 2006 ( “ Sun Form 10-Q”),  current reports on Form 8-K dated during calendar year 2006 filed by Sun New Media with the Securities and Exchange Commission  (the “Commission”) (the Form 10-KSB, the Form 10-Q, reports, proxy statements and amendments thereto, the “ Sun SEC Documents”), as follows:

5.1

Organization and Qualification.  Sun New Media is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and Sun New Media is qualified to do business as a foreign corporation in each jurisdiction in which qualification is required, except where the failure to so qualify would not individually or in the aggregate have a material adverse effect on, or a material adverse change in, or a group of such effects on or changes in, the business, operations, financial condition, results of operations, prospects, assets or liabilities (a “Material Adverse Effect”) on Sun New Media or its Subsidiaries.

5.2

Subsidiaries.  As of the date hereof, Sun New Media wholly-owns or has a greater than fifty percent (50%) ownership interest in the following subsidiaries: Sun Media Holdings Ltd.(BVI),Sun Media Group Ltd,(BVI), China Focus Channel Development Co.Ltd.(HK), Lifestyle Magazines Publishing Pte. Ltd.(SG), Sun Global Marketing Network Ltd.(Cayman Islands), Magzone Multimedia Holdings Ltd., Sun Business Media Co.Ltd., China Sports TV Productions Ltd.(BVI) (the “Subsidiaries”).  The Subsidiaries are corporations duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and the Subsidiaries are qualified to do business as a foreign corporation in each jurisdiction in which qualification is required, except where the failure to so qualify would not individually or in the aggregate have a Material Adverse Effect on Sun New Media or the Subsidiaries.

5.3

Authorized and Outstanding Capital Stock.  Sun New Media has authorized the issuance of 750,000,000 shares of Common Stock, $0.01.par value per share, of which approximately 88,073,874 shares are issued and outstanding as of the Effective Date.  All shares of Common Stock have been duly authorized, have been validly issued, are fully paid and nonassessable and are free of any liens or encumbrances.  Except as disclosed in the SEC Documents, there are no authorized or outstanding capital stock, options, warrants, preemptive rights, rights of first refusal or other rights to purchase any capital stock of  Sun New Media or any equity or debt securities convertible into or exchangeable or exercisable for capital stock of Sun New Media.

5.4

Delivery of the Sun Media Shares .  The Sun Media is the legal and beneficiary owner of the Sun Media Shares.  The Sun Media Shares are duly authorized, validly issued, fully paid and nonassessable.  No preemptive rights or other rights to subscribe for or purchase exists with respect to the issuance of the Shares.  No further approval or authority of the shareholders or the Board is required for the issuance of the Shares.  The offer and issuance of the Shares and the Option is in compliance with the Securities Act of 1933, as amended (the “Securities Act”) and all rules and regulations promulgated thereunder and all state securities laws, regulations and requirements.

5.5

Due Execution, Delivery and Performance of the Agreements.  Sun Media has full legal right, corporate power and authority to carry on its business as presently conducted and enter into this Agreement and to perform the transactions contemplated hereby.  The Subsidiaries have full legal right, corporate power and authority to carry on their business as presently conducted.  This Agreement has been duly authorized, executed and delivered by Sun Media.  The execution, delivery and performance of this Agreement by Sun Media and the consummation of the transactions herein contemplated will not violate any provision of the organizational documents of Sun Media and will not result in the creation of any lien, charge, security interest or encumbrance upon any assets or property of Sun Media pursuant to the terms or provisions of, or will not conflict with, result in the breach or violation of, or constitute, either by itself or upon notice or the passage of time or both, a default under any agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which Sun Media is a party or by which Sun Media ‘s assets or properties may be bound or affected, including, without limitation, any contract or any statute or any authorization, judgment, decree, order, rule or regulation of any court or any regulatory body, administrative agency or other domestic or international governmental body applicable to  Sun Media‘s properties.

5.6

No Actions or Violations.  There is no legal or governmental actions, suits, arbitrations, investigation or proceeding (each, an “Action”) pending or, to Broadcast’s knowledge, threatened to which Sun New Media or the Subsidiaries are or may be a party (a) which seeks to prevent or restrain the transactions contemplated by this Agreement or to recover damages as a result of the consummation of such transactions or (b) which is reasonably likely to have a Material Adverse Effect on Sun New Media or the Subsidiaries.  Neither Sun New Media nor the Subsidiaries are subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality.  No Action by  Sun New Media or the Subsidiaries is currently pending, nor does Sun New Media or the Subsidiaries intend to initiate any Action, that is reasonably likely to have a Material Adverse Effect on Broadcast.  Sun New Media is not in violation of any term of its articles of incorporation, as amended, or bylaws, as amended.

5.7

Investment Company.  Sun Media is not an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for an investment company, within the meaning of the Investment Company Act of 1940, as amended.

5.8

Sun SEC Documents.

(a)

Reports.  Sun Media has furnished to Broadcast prior to the date hereof copies of its  Sun SEC Documents.  Each of the Sun SEC Documents, as of the Effective Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.  Neither Sun New Media nor the Subsidiaries is a party to any material contract, agreement or other arrangement that was required to have been filed as an exhibit with the Commission that was not so filed.

(b)

Financial Statements.  Sun Media has provided Broadcast with copies of Sun New Media’s audited financial statements (the “Audited Financial Statements”) for the fiscal year ended December 31, 2005, and its unaudited financial statements for the three (3)-month period ended March 31, 2006 (the “Balance Sheet Date”).  Since the Balance Sheet Date,  Sun NewMedia has duly filed with the Commission all SEC Documents required to be filed by it under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the Securities Act.  The audited and unaudited consolidated financial statements of the Sun NewMedia included in the SEC Documents filed prior to the Effective Date fairly present, in conformity with United States generally accepted accounting principles (“GAAP”) (except as otherwise permitted by Form 10-Q) applied on a consistent basis (except as may be indicated in the notes thereto), the consolidated financial position of Sun New Media as at the dates thereof and the consolidated results of its operations and cash flows for the periods then ended (subject to normal year-end audit adjustments in the case of unaudited interim financial statements).

5.9

Restrictions on Transfer.  Sun Media acknowledges and understands that the Shares, unless registered, constitute “restricted securities” under the Securities Act and may only be sold, offered, transferred, pledge or hypothecated in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Sun Media’s investment intent as expressed herein or pursuant to an effective registration statement under the Securities Act.  Sun Media understands and agrees that Broadcast shall cause the legend set forth below or a legend substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD OR

OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE SECURITIES ACT OR SUCH APPLICABLE STATE SECURITIES LAWS, SUCH OFFER, SALE, TRANSFER, PLEDGE OR HYPOTHECATION IS PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS OR, IN THE OPINION OF COUNSEL, SUCH OFFER, SALE, TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

5.18

Sole Representations and Warranties.  Except for the representations and warranties contained in this Section 5, Sun Media makes no representation or warranty to the Broadcast, express or implied, in connection with the transactions contemplated by this Agreement.

SECTION 6.

SURVIVAL.  Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by Broadcast and Sun Media herein and in the certificates delivered pursuant hereto shall survive the execution of this Agreement, the delivery to Sun Media of the Broadcast Shares and the delivery of the Sun Media Shares to Broadcast.

SECTION 7.

NOTICES.  All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed by first-class registered or certified airmail, confirmed facsimile or nationally recognized overnight express courier postage prepaid, and shall be deemed given when so mailed and shall be delivered as addressed as follows:

(a)

if to Broadcast, to:

Broadcast International, Inc.

Attention: Rod Tiede

7050 Union Park Ave. #600

Salt Lake City, Utah 84047

Fax:  (801) 562-1773

(b)

if to Sun Media, to:

Sun Media Investment Holdings Ltd.

Attention: Anson XU

                        #387, Yongjia Road, Shanghai,20031

                        P.R.China

                        Fax: 8621 64453377

SECTION 8.

ASSIGNMENT.  None of the parties hereto may assign or delegate any of such party’s rights or obligations under or in connection with this Agreement, whether by operation of law, merger, acquisition, consolidation, share exchange, or otherwise, and any attempted assignment or delegation of such rights or obligations shall be void.  No person, including without limitation any person who purchases or otherwise acquires or receives any Broadcast Shares or Sun Media Shares, is an intended third party beneficiary of this Agreement, and no party to this Agreement shall have any obligation arising under this Agreement to any person other than the other parties hereto.

SECTION 9.

CHANGES.  This Agreement may not be modified or amended except pursuant to an instrument in writing signed by Broadcast and Sun Media.

SECTION 10.

HEADINGS.  The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

SECTION 11.

SEVERABILITY.  In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

SECTION 12.

GOVERNING LAW.  This Agreement shall be governed by and construed in accordance with the laws of the State of Utah without regard to its conflicts of law principles and the federal law of the United States of America.

SECTION 13

COUNTERPARTS.  This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

SECTION 14

EFFECTIVE DATE.  This Agreement shall be effective immediately upon the execution of this Agreement by both parties (the “Effective Date”).

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

BROADCAST:

BROADCAST INTERNATIONAL, INC.

By: /s/ Rodney M. Tiede

Name:  Rodney M. Tiede

Title:  President

SUN MEDIA:

SUN MEDIA INVESTMENT HOLDINGS LTD.

By: /s/ Bruno Wu

Name: Bruno Wu

Title:  President

EXHIBIT A

LOCK-UP AGREEMENT

In consideration of Sun Media Investment Holding Ltd. (“Sun  Media”) entering into the Stock Exchange Agreement between Sun Media and Broadcast International, Inc.  ( “Broadcast”), dated  August 15, 2006 (the “Agreement”), and for other good and valuable consideration, the receipt of which is hereby acknowledged, Broadcast agrees that Broadcast  will not offer, sell, contract to sell or otherwise dispose of any shares of Sun New Media Common Stock (the “Shares”) until January 1, 2008.

The undersigned hereby acknowledges that this Lock-Up Agreement is valid and binding notwithstanding any prior agreements relating to this matter and further agrees and consents to the entry of stop-transfer of any of the Shares held by the undersigned unless such transfer is in compliance with this Lock-Up Agreement.  The undersigned also understands that the delivery of this Lock-Up Agreement to Sun Media is a condition to Sun Media’s entering into the Agreement.

Broadcast International, Inc

/s/ Rodney M Tiede

By: Rodney M. Tiede

Its: President

Date: August 15, 2006

EXHIBIT B

LOCK-UP AGREEMENT

In consideration of Broadcast International, Inc. (the “Broadcast”) entering into the Stock Exchange Agreement between the undersigned and Broadcast, dated August 15, 2006, (the “Agreement”), and for other good and valuable consideration, the receipt of which is hereby acknowledged, Sun Media agrees that Sun Media will not offer, sell, contract to sell or otherwise dispose of any shares of Broadcast Common Stock (collectively, the “Shares”) until January 1, 2008.

The undersigned hereby acknowledges that this Lock-Up Agreement is valid and binding notwithstanding any prior agreements relating to this matter and further agrees and consents to the entry of stop-transfer of any of the Broadcast Shares held by the undersigned unless such transfer is in compliance with this Lock-Up Agreement.  The undersigned also understands that the delivery of this Lock-Up Agreement to the Broadcast is a condition to the Broadcast’s entering into the Agreement.

SUN MEDIA INVESTMENT HOLDINGS LTD.

/s/ Bruno Wu

By:   Bruno Wu

Its:  President

Date: August 15, 2006